UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2016

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36172	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition.

In a press release dated November 7, 2016, ARIAD Pharmaceuticals, Inc. (the “Company”) announced financial results for the third quarter and nine months ended September 30, 2016, provided an update on corporate developments and reaffirmed 2016 financial guidance. A copy of the press release is attached hereto as Exhibit 99.1. The information under the headings “Financial Results for the Quarter and Nine Months Ended September 30, 2016” (other than the information under “2016 Financial Guidance”), “Today’s Conference Call at 8:30 a.m. ET” and the condensed consolidated financial information included in the press release are incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

ITEM 5.08   Shareholder Director Nominations.

The 2017 Annual Meeting of Stockholders of the Company (the “2017 Annual Meeting”) will be held on May 16, 2017. In accordance with the Company’s Amended and Restated Bylaws, and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), the Company is reporting a new deadline for the submission of shareholder proposals for the 2017 Annual Meeting because the date of the 2017 Annual Meeting is more than 30 calendar days prior to the anniversary of the Company’s 2016 Annual Meeting of Stockholders, which was held on July 21, 2016.

Because the 2017 Annual Meeting will be advanced more than 30 days from the anniversary date of the Company's 2016 Annual Meeting of Stockholders, the deadline for stockholder proposals for consideration at the 2017 Annual Meeting set forth in the Company's definitive proxy statement filed with the SEC on June 8, 2016 no longer applies. Any stockholder proposal intended for inclusion in our proxy materials for the 2017 Annual Meeting should be sent to our Secretary and must be received by us at our offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, by December 31, 2016.

If a stockholder intends to present a proposal at the 2017 Annual Meeting without including it in our proxy materials, including any notice on Schedule 14N, that stockholder must comply with the advance notice provisions of our Amended and Restated Bylaws. Those provisions require that we receive the proposal at our offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, attention Corporate Secretary, not earlier than December 17, 2016 and not later than the close of business on March 17, 2017.

ITEM 7.01    Regulation FD Disclosure.

In the press release dated November 7, 2016, the Company also reaffirmed 2016 financial guidance and provided information on upcoming financial and medical meetings. The information set forth under the headings “2016 Financial Guidance” and “Upcoming Meetings” in the press release is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

ITEM 8.01    Other Events.

In the press release dated November 7, 2016, the Company also provided an update on its Iclusig®, brigatinib and pipeline programs and other recent developments. The second paragraph of the press release and the information set forth under the headings “Recent Progress and Key Objectives” and “Recent Event,” together with the forward-looking statement disclaimer at the end of the press release, are incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01   Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit	Description
99.1	Press release dated November 7, 2016

The press release may contain hypertext links to information on our websites.  The information on our websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to such item. The remaining portions of the press release are being furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Manmeet S. Soni
Manmeet S. Soni
Executive Vice President, Chief Financial Officer

Date:	November 7, 2016

Exhibit List.

Exhibit	Description

99.1	Press release dated November 7, 2016

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